UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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Current Report
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of report (Date of earliest event reported): November 2, 2021
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UNITEDHEALTH GROUP INCORPORATED
(Exact name of registrant as specified in its charter)
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Delaware	1-10864	41-1321939
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

UnitedHealth Group Center, 9900 Bren Road East,	Minnetonka,	Minnesota	55343
(Address of principal executive offices)			(Zip Code)
Registrant’s telephone number, including area code: (952) 936-1300
N/A
(Former name or former address, if changed since last report.)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value	UNH	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
☐ Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Addition of Paul R. Garcia as independent director
On November 2, 2021, the Board of Directors of UnitedHealth Group Incorporated (“UnitedHealth Group” or the “Company”) elected Paul R. Garcia to serve as an independent director effective immediately. Mr. Garcia was also appointed to serve on the Audit Committee of the Board of Directors.
Mr. Garcia is the retired Chairman and Chief Executive Officer of Global Payments Inc., a publicly traded, leading provider of electronic payment processing services, a role he held from 1999 to 2014.
Mr. Garcia also serves as a director of Deluxe Corporation and Repay Holdings Corporation. In the past five years, he has also served as a director of Truist Financial Corporation, The Dun & Bradstreet Corporation and West Corporation.
Mr. Garcia has been recognized as a leader and innovator, including named one of the best CEOs in America five times by Institutional Investor and recognized in Latino Leaders Magazine in 2019 and 2020 for his service on corporate boards. He was also the 2012 recipient of the Technology Association of Georgia’s Lifetime Achievement Award.
Mr. Garcia will receive compensation for his services as a director in accordance with the Company’s standard compensation program for non-employee directors, which is summarized in Exhibit 10.12 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2020.
In accordance with the Company’s customary practice, the Company is entering into its standard form of indemnification agreement with Mr. Garcia, which requires the Company to indemnify him against certain liabilities that may arise as a result of his status or service as a director. The foregoing description is qualified in its entirety by the full text of the form of Indemnification Agreement, which was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on July 1, 2015.
There are no arrangements or understandings between Mr. Garcia and any other person pursuant to which Mr. Garcia was appointed to serve on the Board of Directors. Mr. Garcia has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.
Board Role Changes
On October 11, 2021 Michele J. Hooper was appointed Lead Independent Director and John H. Noseworthy, M.D. was appointed Chair of the Governance Committee of the Board of Directors.

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 8, 2021

UNITEDHEALTH GROUP INCORPORATED

By:	/s/ Dannette L. Smith

Dannette L. Smith
Secretary to the Board of Directors